Exhibit 99.1

SCOLR Pharma, Inc.

Amex: DDD

SCOLR Pharma

Controlled Delivery CDT Technology ®

Self Correcting Oral Linear Release - Enabling Technologies for Oral Medications

Surmount Delivery Barriers

CDT® is a registered trademark of SCOLR Pharma, Inc. SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.

April 2007

Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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Forward-Looking Statements

` This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties. These statements represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking statements including:

` The timing of product introductions

` Product development & clinical timelines

` Availability of Additional Financing

` Regulatory approvals and government regulation

` Modifications to business strategy

` Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and Exchange Commission and available on our website.

` We assume no obligation to update these forward-looking statements.

April 2007

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SCOLR Pharma, Inc.

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SCOLR Pharma Overview

Specialty pharmaceutical/oral drug delivery company

Develops, licenses and commercializes novel products based on its innovative CDT® platform

The oral drug delivery market is forecast to increase 48% to reach $52.1 billion in revenues by 2010*

Revenues generated from royalties, licensing fees and R&D income

Perrigo

Others

Focused on targets with significant market potential

Capital to fund planned activities through early 2008

$16.2 million cash as of December 31, 2006

April 2007

* Kalorama Information 2007 (Cited by In-Pharma Technologist.com 1-17-2007

April 2007

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SCOLR Pharma, Inc.

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Core Technology – CDT® Platform

Platform based on a portfolio of recently issued and pending patents originating from Temple University

Fourth U.S. Patent Issued in August, 2005

Submitted 4 new US patent applications and 1 International PCT application in 2006

Applicable across a broad range of drug types and classes

Enables controlled and cost-effective oral drug delivery

Represents a new generation tablet/capsule based formulations using standard ingredients

Provides Self-correcting formulations with robust, predictable and programmable drug release

Extended release

Improved Absorption/Permeability

April 2007

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SCOLR Pharma, Inc.

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Business Highlights – Collaborations

Alliance with Perrigo - Oct. 2005

Largest provider of store brand nutritional and over-the-counter (OTC) pharmaceutical products in the U.S.

Licensing revenues generated by health supplements

First 4 CDT-based products introduced in 2006

Research Collaboration Biocryst – Sept. 2006

Objective: to develop novel oral formulation of Peramivir

An anti-viral intramuscular/intravenous treatment in development for seasonal and life threatening influenza, including the avian flu

Research Agreement with Global Consumer Products Company – Oct. 2006

Selected as development partner for novel application of SCOLR technology in existing global consumer product

April 2007

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SCOLR Pharma, Inc.

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Business Highlights – Validated Technology

Fourteen Clinical Studies Completed (As of April, 2007)

(Represents successful dosing in approx. 400 subjects, since April 2004)

24-hour CDT-Niacin

12-hour CDT-Ibuprofen

12-hour CDT-Pseudoephedrine

IR CDT-Raloxifene

24-hour CDT-Ondansetron

12-hour CDT-Phenylephrine

Successful Commercialization/Scale Up

Multiple Health Supplements currently on market at major retailers

Successful Scale Up/Transfer at Multiple Manufacturing Sites

April 2007

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Peer Group Comparison - Sustained Release Tablets/Capsules

	SCOLR (CDT®)	Alza (OROS®)	Biovail (FUZE®)	Elan (Diffucaps®)	Flamel (Micropump®)	Skyepharma (GeoMatrix®)	Labopharm (Contramid®)
Wide Range of Drugs Tested	Yes (Over 40)	Yes	No	Yes	Yes	Yes	No
Mode of Action	Hydrophilic Matrix, Swellable polymer matrix	Reservoir Device, Osmotic pump	Multi-Particulate, erosion, dissolution	Multi-Particulate, erosion, dissolution	Multi-Particulate, erosion, dissolution	Multi-Layered Tablet, Hydrophilic Matrix, Swellable polymer matrix	Hydrophilic Matrix, Swellable polymer matrix
Estimated Manufacturing Steps	2-3	18 or more	36 or more	36 or more	Numerous for microbead	12 or more	Numerous For Polymer 3-4, tablet
Limitations* *As compared with SCOLR's CDT Matrix Technology		Complex, payload restrictions, fragile, short exclusivity	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Specialized manufacturing equipment, complex	Special engineered polymer, limited source, availability and application

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SCOLR Pharma, Inc. Amex: DDD

CDT: Less Complex Solubility Alternative

1. Cyclodextrin-Drug Inclusion Complexes
2. Nano sizing/Nano-Technologies
3. Solid Dispersion/Suspension
   Note: Often needed for nano-particle systems to prevent agglomeration


1
Hydrophilic Exterior
Lipophilic Cavity
Lipophilic Drug
Drug:CD Complex
Hydrophilic Exterior


2
Drug applied to nanosphere

TiNanosphere™ From Altair Nanomaterials


3
Insoluble drug incorporated into Lutrol matrix.
Other excipients stabilize the matrix.


2

Micro & Nano Drug Particles: Milled/Crystals

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SCOLR Pharma, Inc.

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Disciplined Target Selection:

Robust Proprietary Database

Selection Criteria

Market size

Exclusivity status, patent expiration

Partnership interest

Competition

Cost (Development Market)

Time to market

Drug suitability

Regulatory pathway

Improvements to existing therapy

Novelty & patent protection

April 2007

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SCOLR Pharma, Inc. Amex: DDD

Current OTC Development Targets
$9 billion Combined Market(1)

Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT – 12 hr Ibuprofen	OTC Analgesic	- 1st Extended Release OTC Ibuprofen - 1 tablet vs. 3 every 12 hrs. - Lower Cost - Patent Protected	- Reacquired Rights - Multiple Pilot Trials Completed - Pivotal Trials planned Q4, 07 - NDA 505(B)2 planned Q4, 08	$ 8.0 billion (Global OTC analgesic.)
CDT – 12 hr Pseudoephedrine	OTC Decongestant	- 1/3rd size of current OTC Products - Lower Cost - Patent Protected	- ANDA Trials Completed, Q-2,05 - ANDA Submission planned 07	$ 1.0 billion (combined Global market)

Notes: (1) Market Data Sources – IMS, Data Monitor, industry analysts, company disclosures, SCOLR Estimates.

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SCOLR Pharma, Inc. Amex: DDD

Current Rx Development Targets
$ 4.6 billion Combined Market[1]

Lead Products	Application	Potential Advantages	Status	Current Market Estimate[1]
CDT – IR Raloxifene	Rx Osteoporosis	- Less Drug for similar results[2] - Simplified Manufacturing - Lower Cost - Patent Protected	-2 Human Studies Completed - Results positive - Further Optimization and Commercial Development Ongoing	$ 1.0 billion (Global)
CDT – ER Ondansetron	Rx Anti-Nausea	- Improved absorption[2] - 1 tablet vs. 3 every 24 hrs. - Simplified Manufacturing - Lower Cost - Patent Protected	- 2 Human Studies Completed - Results Positive - Further Optimization and Commercial Development Ongoing	$ 1.6 billion (Global)
CDT- IR Fenofibrate	Rx Cholesterol Management (Hypercholesterolemia)	- Less Drug for similar results - Simplified Manufacturing - Alternative to nanocrystalization - Lower Cost - Patent Protected	-Pilot Human studies initiated April 2007	$ 1.0 billion (Global)
CDT – Neuraminidase Inhibitor (Peramivir)	Rx Flu Treatment	-Convert current injectible product to oral tablet - Ease of administration - Consumer Compliance - Broad application	-Initial development announced Winter 2006. -Oral Formulation Work Ongoing	➢$1.0 billion (Global)

Notes: [1] Market Data Sources – IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
[2] Based on 2004 Animal Study Findings and Initial 2005 Clinical Results

April 2007
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SCOLR Pharma, Inc. Amex: DDD

New Rx Development Targets
$2.3 billion Combined Market[1]

Lead Products	Application	Potential Advantages	Status	Current Market Estimate[1]
CDT – 24 hr Risperidone	Rx Schizophrenia and Bipolar Mania Management	-1 tablet vs. 2 every 24 hrs. - Simplified Manufacturing - Lower Cost - Patent Protected	-Formulation work initiated Q-4 '06 -Pilot Human study dosing planned late '07/early '08	$ 1.8 billion (Global)
CDT – 24 hr Rivastigmine	Rx Alzheimer's Disease	- 1 tablet vs. 2 every 24 hrs. - Improved Convenience - Patent Protected	- Formulation work initiated Q-4 '06 - Pilot Human study dosing planned late '07/early '08	$ 0.5 billion (Global)

Notes: [1] **Market Data Sources – IMS, Data Monitor, industry analysts, company disclosures, SCOLR Estimates.**

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SCOLR Pharma, Inc.

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CDT-Nutritional Products With Perrigo

Innovation: Better Than Brand!

Current Extended Release Products …

Sodium Free, Glucosamine Sulfate; Glucosamine /Chondroitin & Glucosamine Chondroitin/MSM:

Are convenient - once/day

Have active delivered over extended period of time

Are exclusive and are proprietary-patented!

April 2007

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Current Development Targets - Ibuprofen

SCOLR CDT® tablets compared to existing products. CDT tablets manufactured at 400kg scale (~333,000 tablet batch).


6 tabs/24 hr
6 tabs/24 hr
2 tabs/24 hr
Rx products for size reference only
TEST
BRUFEN RETARD
200mg IR Motrin®
200 mg IR Advil®
SCOLR CDT® 600mg ER
Brufen Retard 800mg ER
Not Available in US
Motrin® Rx 600mg IR

April 2007
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SCOLR Pharma, Inc.

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Current Development Targets - Ibuprofen

Third clinical trial - Selection of final product formulation

“Highlighted” formulation meets target PK attributes for FDA approval. (Uncoated tablets)

Biovail Contract Research A Division of Biovail Corporation

Study No.: 3163 Ibuprofen Tablets Extended Release 600 mg

(0160-F1 Formulation A)(0160-HI Formulation B) (0160-II Formulation C)

Figure 11.1 - Mean plasma ibuprofen Concentration versus time, Linear Scale (upper panel), Semi-Log Scale (lower panel) (n-30)

Study Reported: March 17, 2006

N=30

12 Hour Level

Mean Plasma Concentration (ug/mL) Time (hr)

Min. Effective Concentration

Ibuprofen Tables Extended Release 600 mg QD, 0160-F1 formulation A, Lot# 1307-416L

Ibuprofen Tables Extended Release 600 mg QD, 0160-Ht formulation B, Lot# 1307-418L

Ibuprofen Tables Extended Release 600 mg QD, 0160-I1 formulation C, Lot# 1307-419L

Mortin® IB Ibuprofen Tablets USP 200 mg TD, Lot# JJA349

April 2007

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SCOLR Pharma, Inc.

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Current Development Targets—Ibuprofen

Fourth clinical trial—Scaled final product formulation

“Highlighted” formulation with improved PK attributes manufactured at suitable commercial scale. (Coated tablets)

N=34

28 26 24 22 20 18 16 14 12 10 8 6 4 2 0 0 2 4 6 8 10 12 14 16 18 20

Study Reported: November 20, 2006

12 Hour Level

Min. Effective Concentration

Copyright©2007, SCOLR Pharma, Inc.

April 2007

Treatment A: Ibuprofen Tablet Extended Release, 1 x 600 mg, Lot#: 0601318

Treatment B: Motrin IB Ibuprofen Tablet USP, 1 x 200 mg (t.l.d.) Lot#:MDA132

SCOLR Pharma, Inc.

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Current Development Targets - Ibuprofen

Summary PK results from fourth study. Highlights the performance of SCOLR formulation after scale-up at Cardinal Health.

Geometric Mean (%CV)

Arithmetic Mean ± SD

Pharmacokinetic

Ibuprofen Tablets Extended

Motrin® IB Ibuprofen Tablets

Parameters

Release 600 mg (q.d.)

USP, 200 mg (t.i.d.)

(A)

(B)

(n=34)

(n=34)

159.30 (20.04)

176.62 (13.83)

AUC0-12 (µg·hr/mL)

201.05 (17.99)

206.69 (16.88)

AUC0-tlast

(µg·hr/mL)

207.83 (19.12)†

210.26 (17.61)

AUC0-inf

(µg·hr/mL)

22.04 (26.65)

29.31(17.24)

Cmax (µg/mL)

N/AP

21.00 (23.16)

Cmax1 (µg/mL)

0.68 (0.19 – 2.68)

0.41 (0.14 – 2.94)

Tmec (hr)*

* median (min – max)

n=31

st plasma peak for Motrin®

† Cmax1 = the 1

April 2007 Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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Current Development Targets—Ibuprofen

Ambient stability of extended-release tablets over 340 days. Blue line represents target time zero performance.

Dissolution performance @ 340 days, as compared to time zero

1.2

1

Upper Specification (tent.) fractional release (%)

0.8 0.6 0.4 0.2 0

Lower Specification (tent.)

0 2 4 6 8 10 12 14 16 18 20 time (h)

Lot 0600175= Dissolution performance @ 340 days, coated @ 1.25%, printed

Lot 0603039 = Represents “Target” Time Zero dissolution performance, coated @ 1.25%, printed

April 2007 Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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Current Development Targets—Pseudoephedrine

Initial Pseudoephedrine Results Positive

Confirms 12 hours Extended Release in Humans

Bioequivalent to Sudafed® 12 hour (OTC Reference Product)

MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS

Under Fasted Conditions

Concentration (ng/ml)

350 300 250 200 150 100 50 0

N=12 subjects

TEST REFERENCE

0 2 4 6 8 10 12 14 16 18 20 22 24

Hours After Dose

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SCOLR Pharma, Inc.

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Current Development Targets—Raloxifene

350.00

300.00

250.00

200.00

150.00

100.00

50.00

0.00

N=34 subjects

C: Enhanced (A) CDT ® Tablet

D: Evista ® 60 mg Tablet

Raloxifene Plasma Levels

0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00

Time (hours)

D-Means

C-Means

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SCOLR Pharma, Inc.

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Current Development Targets—Raloxifene

Raloxifene Plasma Levels

300.00

250.00

200.00

150.00

100.00

50.00

0.00

N=34 subjects

C: Enhanced (A) CDT ® Tablet

A: (A) CDT ® Tablet

30% Increase in AUC

50% increase in Cmax

0.00	20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00

Time (hours)

A-Means

C-Means

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SCOLR Pharma, Inc.

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Current Development Targets—Ondansetron

Second CDT Ondansetron clinical results were favorable

Results indicate that 24 hour sustained release product is “attainable.

Further development and clinical investigations pending

MEAN PLASMA ONDANSETRON CONCENTRATIONS ON LINEAR SCALE

STUDY # 3283 (N=29)

PLASMA CONCENTRATION (ng/mL)

55

50

45

35

30

25

20

15

10

5

0

0

5

10

15

20

25

30

35

40

Time (hrs.)

TREATMENT A: ONDANSETRON CDT (FORMULATION A) TABLET, 1 x 24 mg

TREATMENT D: ZOFRAN TABLET, 1 x 8 mg (tld)

April 2007 Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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Summary Comparison of “A” to Zofran® 8’s

PK Results*

N = 29

CDT® 24mg Tablet vs.

(3 x) Zofran® 8mg Tablets

AUC(0-t)

90.41% to 103.91%

AUC(0-inf)

91.28% to 104.60%

Cmax

102.07% to 124.60%

*	90% Geometric Confidence Interval using log-transformed data

** Calculated using geometric means: e((TEST DRUG)-(REFERENCE DRUG)) x 100%

April 2007 Copyright©2007, SCOLR Pharma, Inc.

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OTC & Rx Pipeline

OTC Targets	Indication	Est. Launch	Status: Preclinical	Status: Phase I/II	Status: Phase III	Status: Submission	Comments
12 hr CDT®-Ibuprofen	Analgesia	Q-4, 2009	→	→			Est. Start of Pivotal - Phase III Trials Q-4, 2007
12 hr CDT®-Pseudoephedrine	Cough/Cold	Q-1, 2009	→	→	→		Est. ANDA submission, Q-3, 2007
Rx Targets							
CDT®-Raloxifene	Osteoporosis	Unknown	→	→			Two pilot trials completed, Formulation being optimized for evaluation Q-4, 2007 - Q-1, 2008
24 hr CDT®-Ondansetron	Chemo-induced nausea, vomiting	Unknown	→	→			Two pilot trials completed, Pivotal trial requirements being evaluated
CDT®-Fenofibrate	Hypercholesterolemia	Unknown	→	→			First Pilot Trial initiated Q-2, 2007
24 hr CDT®-Risperidone	Schizophrenia, bipolar mania	Unknown	→				Formulation work initiated, First pilot trial est. start Q-4, 2007 - Q-1, 2008
24 hr CDT®-Rivastigmine	Alzheimer's Disease	Unknown	→				Formulation work initiated, First pilot trial est. start Q-4, 2007 - Q-1, 2008
CDT®-Peramivir	Influenza	Unknown	→				Formulation work initiated, Preclinical evaluation commences Q-3, 2007

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SCOLR Pharma, Inc. Amex: DDD

Nutritional Products Pipeline

CDT® Dietary Products	Indication	Est. Launch	Formulation	Scale-up	Marketed	Comments
Glucosamine-Chondroitin	Nutritional Supplement	Q-2, 2006	→	→	→	Introduced Q-1, 2006
Glucosamine-Chondroitin-MSN	Nutritional Supplement	Q-4, 2006	→	→	→	Introduced Q-4, 2006
Glucosamine Complex	Nutritional Supplement	Q-4, 2006	→	→	→	Introduced Q-4, 2006
Glucosamine-Chondroitin (Low Sodium)	Nutritional Supplement	Q-4, 2006	→	→	→	Introduced Q-4, 2006
Undisclosed Target	Nutritional Supplement	Q-3, 2007	→	→		Introduction Scheduled for Q-2, 2007
Other(s)	Nutritional Supplement(s)	Unknown	Confidential			Confidential
Consumer Products						
Undisclosed Application	Confidential	Unknown	→			Initial Prototype Formulation Work Complete. Partner's Testing to be Initiated, Q-2, 2007

April 2007
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SCOLR Pharma, Inc.

Milestones Achieved

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Established Perrigo Relationship

Formed strategic alliance for dietary supplements with nations largest store brands and private label manufacturer

Recent Research/Development Agreements

Entered research collaboration with Biocryst to co-develop novel oral formulation for Peramivir, a anti-viral compound for the treatment of influenza

Selected as development partner for global consumer product

Strengthened Balance Sheet

Completed $11.9 million financing (April 2006)

Completed our 14th Clinical Study

Advanced programs and validated CDT technology

Expanded Development Pipeline

Internal pipeline now consists of 7 major drugs

Strengthened Organization

April 2007 Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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2007 Strategic Growth Initiatives

Submit ANDA for 12 hr CDT-Pseudoephedrine

Initiate pivotal trials for CDT-Ibuprofen

Expand “All Day” product suite with Perrigo

Advance existing portfolio targets

Apply CDT platform to new targets

Enter new alliance and partnership agreements

Build intellectual property estate/portfolio

Raise additional capital

April 2007 Copyright©2007, SCOLR Pharma, Inc.

Balance Sheet and Capital Structure

SCOLR Pharma, Inc. Amex: DDD

Balance Sheet Data	December 31, 2006
(In Thousands)
Cash and Investments (1)	$16,211
Working Capital	$16,239
Total Assets	$18,494
Total Debt	$0
(In Millions)
Common Shares Outstanding	37.2
Fully - Diluted Shares	42.8

Notes: (1)The Company has sufficient capital to support current operations through early 2008.

April 2007 Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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SCOLR Pharma Well Positioned for the Future

Large, growing markets

Unique, broadly applicable, patented technology platform with important benefits

Expanding prescription and OTC pipeline with several clinical and pre-clinical candidates

Royalty revenues from existing products

Value driving milestones

Experienced management team

Board members with extensive regulatory/pharmaceutical/ financial expertise

April 2007 Copyright©2007, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.

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Surmount Delivery barriers

SCOLR Pharma, Inc.

3625 132nd Ave SE, #400

Bellevue, WA. 98006

www.scolr.com

With our Self Correcting Oral Systems

April 2007 Copyright©2007, SCOLR Pharma, Inc.